MERRILL LYNCH SMALL CAP GROWTH FUND
OF MERCURY FUNDS, INC.

Supplement dated May 19, 2006 to the
Statement of Additional Information dated September 15, 2005

Effective May 19, 2006, the Statement of Additional Information of Merrill Lynch Small Cap Growth Fund (the “Fund”) is amended as follows: the sub-section beginning on p. I-9 entitled “Portfolio Manager Disclosure — Other Funds and Accounts Managed” under the section entitled “Management and Advisory Arrangements” is amended to replace the information concerning Ron Zibelli with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2006.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Neil Wagner	7	$2,678,000,000	1	$28,000,000	6	$306,000,000
Andrew Thut	2	$735,000,000	0	$0	5	$281,000,000
Eileen Leary	6	$2,596,000,000	1	$28,000,000	6	$306,000,000

        Portfolio Manager Compensation

BlackRock Advisors, Inc.’s (“BlackRock) financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Ms. Leary and Messrs. Wagner and Thut have received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Mr. Wagner, was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Ms. Leary and Messrs. Wagner and Thut is paid in the form of BlackRock, Inc. restricted stock units, which vest ratably over a number of years.

Options and Restricted Stock Awards — While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Wagner has been granted stock options in prior years.

Incentive Savings Plans — The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc. common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Fund’s portfolio managers, such benchmarks include the following: For Neil Wagner and Eileen Leary: a combination of market-based indices (e.g., The Russell 2500 Growth Index, The Russell 2000 Growth Index, The Russell Midcap Growth Index), certain customized indices and certain fund industry peer groups. For Andrew Thut: a combination of market-based indices (e.g., The Russell 2000 Growth Index, The Russell 2500 Growth Index), certain customized indices and certain fund industry peer groups.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

Code # 19073-0905STK